News

General Motors Corporation

GM Communications
Detroit, Mich., USA

media.gm.com

For Release: 1:45 p.m. ET

July 1, 2008

GM Reports 265,937 Deliveries in June

(Monthly comparison percentages are sales day-adjusted unless noted.)

o     Chevrolet car retail sales increase of 24 Percent: Malibu up 129 Percent and Cobalt up 27 percent compared with last June

o     Pontiac retail sales up 14 percent driven by G6 up 27 percent, Vibe up 24 percent, G5 and Solstice up 6 percent

o     Saturn retail sales up 9 percent with Vue up 100 percent, Sky up 66 percent and Aura up 45 percent

o     Hybrid sales continue to grow with more than 1,100 delivered in June

o     GM market share estimated 2 points above May and up slightly compared with June 2007

DETROIT – GM today announced June sales results, highlighted by an 8 percent rise in retail car sales and continued strong performance in crossovers. Despite the significant decline of industry market volume and the limited availability of some of GM’s most popular models, GM dealers in the United States delivered 265,937 vehicles in June, down 8 percent (18.5 percent unadjusted). Truck sales declined 6 percent.

“We’re doing all we can to meet customer demand for our popular crossovers and cars, including increasing overtime or adding Saturday shifts at the plants where we build the Malibu, Aura, G6, Enclave, Outlook, Acadia and our full-size vans,” said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. “Hybrid demand and availability continues to build, and we’re seeing really positive momentum with the Chevrolet Tahoe and GMC Yukon 2-mode hybrids. While the truck market continues to be impacted by the sudden rise in fuel prices, our offerings from Chevrolet, GMC and Cadillac continue to lead their respective segments in fuel economy and that is a decided advantage for those shopping for those vehicles. We expect our market share performance to be very strong compared with April and May.”

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Chevrolet Malibu total sales were up 95 percent with retail sales up 129 percent, Cobalt sales were up 37 percent total and 27 percent retail, HHR was up 39 percent total and 70 percent retail, Equinox was up 64 percent total and 42 percent retail, while Suburban and Tahoe were both up in total sales – 13 and 1 percent respectively.

Pontiac retail sales were up 14 percent led by G6 up 27 percent, Vibe up 24 percent, G5 and Solstice were up 6 percent compared with June 2007.

The Saturn division had strong sales in June with Sky total sales up 62 percent, Aura up 41 percent and Vue up 40 percent. The Astra had sales of nearly 900 vehicles.

Cadillac had a strong performance with CTS total sales increasing 31 percent and a retail increase of 10 percent compared with the same month a year ago. SRX and STS both had 26 percent total sales increases.

GM’s popular crossover Buick Enclave, GMC Acadia and Saturn Outlook together accounted for more than 8,800 vehicle sales in the month as demand for the vehicles continues to strain available supply.

GM hybrid vehicles continue to gain in popularity in the marketplace with 547 hybrid Chevrolet Tahoe and GMC Yukon 2-mode SUVs delivered. There were 295 Chevrolet Malibu, 30 Saturn Aura and 277 Vue hybrids sold in June. For the month, a total of 1,149 hybrid vehicles were delivered, with 4,376 hybrids sold so far this year.

“Make no mistake about this … Asian automakers do not have a monopoly on fuel efficient vehicles. We have a full lineup of vehicles – including five hybrid models -- that provide industry-leading value, great fuel economy and the best warranty coverage of any full-line automaker,” LaNeve added. “Every month, more and more customers are choosing our brands when shopping for a high value, fuel efficient vehicle.”

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GM has aggressively managed inventories to low levels. In June, only about 788,000 vehicles were in stock, down about 267,000 vehicles compared with last June. The 72 Hour Sale at the end of June was targeted at the 2008 vehicles left in inventory. Combined full-size pickup and utility inventory is down about 124,000 vehicles compared with June a year ago. The sale helped rebalance inventory to a stronger car mix. There were about 238,000 cars and 550,000 trucks in inventory at the end of June. GM also revised its 2008 industry annual sales forecast to approximately 15.0 million total vehicle SAAR, down from the mid-15 million total vehicle SAAR range estimated earlier this year. The continuing impact of higher fuel prices and lack of robust economic growth led to the revision.

Certified Used Vehicles

June 2008 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 41,857 vehicles, down nearly 9 percent from June 2007. Year-to-date sales are 256,543 vehicles, down 6 percent from the same period last year.

GM Certified Used Vehicles, the industry’s top-selling certified brand, posted June sales of 36,445 vehicles, down 10 percent from a strong June 2007 sales performance. Cadillac Certified Pre-Owned Vehicles sold 3,270 vehicles, up 5 percent. Saturn Certified Pre-Owned Vehicles sold 1,168 vehicles, down 21 percent. Saab Certified Pre-Owned Vehicles sold 841 vehicles, up 10 percent, and HUMMER Certified Pre-Owned Vehicles sold 133 vehicles, up 37 percent.

“The Cadillac, Saab and HUMMER Certified Pre-Owned Vehicle programs posted solid sales increases in June, while GM Certified Used Vehicles continued its sales leadership in the category,” said LaNeve. “We expect growing consumer consideration in coming months for the value and peace-of-mind assurances that come standard on all certified GM vehicles.”

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GM North America Reports June and Second-Quarter 2008 Production; Third-Quarter Production Forecast Revised to 900,000 Vehicles

In June, GM North America produced 342,000 vehicles (136,000 cars and 206,000 trucks). This is down 62,000 vehicles or 15 percent compared with June 2007 when the region produced 404,000 vehicles (142,000 cars and 262,000 trucks). (Production totals include joint venture production of 16,000 vehicles in June 2008 and 21,000 vehicles in June 2007.) For the second quarter, GM produced 835,000 vehicles (381,000 cars and 454,000 trucks). This is down 307,000 vehicles or 27 percent compared with the second quarter 2007 when the region produced 1,142,000 vehicles (402,000 cars and 740,000 trucks).

The GM North America third-quarter production forecast of 900,000 vehicles (456,000 cars and 444,000 trucks) is down about 12 percent compared with a year ago, due to recent production adjustments that will reduce the number of trucks produced by about 209,000 and increase the number of cars by about 89,000. GM North America built 1.020 million vehicles (367,000 cars and 653,000 trucks) in the third-quarter of 2007.

General Motors Corp. (NYSE: GM), the world’s largest automaker, has been the annual global industry sales leader for 77 years. Founded in 1908, GM today employs about 266,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 35 countries. In 2007, nearly 9.37 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

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Note: GM sales and production results are available on GM Media OnLine at media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM’s most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

# # #

Contact:

John McDonald
GM Corporate News
313-667-3714 (office)
313-418-2139 (mobile)

john.m.mcdonald@gm.com

General Motors dealers in the United States reported the following deliveries:

*S/D Curr: 24	June				(Calendar Year-to-Date)
					January - June
*S/D Prev: 27	2008	2007	% Chg Volume	% Chg per S/D	2008	2007	% Chg Volume
Vehicle Total	265,937	326,300	-18.5	-8.3	1,604,942	1,922,762	-16.5
Car Total	109,224	138,351	-21.1	-11.2	689,507	760,262	-9.3
Light Truck Total	153,105	182,317	-16.0	-5.5	899,728	1,137,458	-20.9
Light Vehicle Total	262,329	320,668	-18.2	-8.0	1,589,235	1,897,720	-16.3
Truck Total	156,713	187,949	-16.6	-6.2	915,435	1,162,500	-21.3
GM Vehicle Deliveries by Marketing Division
	2008	2007	% Chg Volume	% Chg per S/D	2008	2007	% Chg Volume
Buick Total	9,631	16,519	-41.7	-34.4	71,163	90,183	-21.1
Cadillac Total	14,337	16,647	-13.9	-3.1	88,709	97,691	-9.2
Chevrolet Total	159,998	186,474	-14.2	-3.5	964,665	1,141,796	-15.5
GMC Total	30,713	40,457	-24.1	-14.6	197,220	241,202	-18.2
HUMMER Total	2,072	5,093	-59.3	-54.2	16,158	27,108	-40.4
**Other-Isuzu Total	0	1,380	***.*	***.*	0	6,733	***.*
Pontiac Total	28,402	33,683	-15.7	-5.1	152,754	175,425	-12.9
Saab Total	1,872	4,361	-57.1	-51.7	12,068	17,003	-29.0
Saturn Total	18,912	21,686	-12.8	-1.9	102,205	125,621	-18.6
GM Vehicle Total	265,937	326,300	-18.5	-8.3	1,604,942	1,922,762	-16.5
GM Car Deliveries by Marketing Division
	2008	2007	% Chg Volume	% Chg per S/D	2008	2007	% Chg Volume
Buick Total	6,534	10,810	-39.6	-32.0	48,825	62,316	-21.6
Cadillac Total	8,568	10,444	-18.0	-7.7	58,637	57,390	2.2
Chevrolet Total	57,868	71,274	-18.8	-8.7	387,916	404,694	-4.1
Pontiac Total	26,140	31,435	-16.8	-6.4	140,733	159,772	-11.9
Saab Total	1,710	3,818	-55.2	-49.6	10,152	14,302	-29.0
Saturn Total	8,404	10,570	-20.5	-10.6	43,244	61,788	-30.0
GM Car Total	109,224	138,351	-21.1	-11.2	689,507	760,262	-9.3
GM Light Truck Deliveries by Marketing Division
	2008	2007	% Chg Volume	% Chg per S/D	2008	2007	% Chg Volume
Buick Total	3,097	5,709	-45.8	-39.0	22,338	27,867	-19.8
Cadillac Total	5,769	6,203	-7.0	4.6	30,072	40,301	-25.4
Chevrolet Total	100,912	113,770	-11.3	-0.2	570,624	729,153	-21.7
GMC Total	28,323	37,635	-24.7	-15.3	187,638	230,842	-18.7
HUMMER Total	2,072	5,093	-59.3	-54.2	16,158	27,108	-40.4
Pontiac Total	2,262	2,248	0.6	13.2	12,021	15,653	-23.2
Saab Total	162	543	-70.2	-66.4	1,916	2,701	-29.1
Saturn Total	10,508	11,116	-5.5	6.3	58,961	63,833	-7.6
GM Light Truck Total	153,105	182,317	-16.0	-5.5	899,728	1,137,458	-20.9

* Twenty-four selling days (S/D) for the June period this year and twenty-seven for the last year.
** Prior to Aug '07, includes American Isuzu Motors, Inc., dealer deliveries of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors Inc.
Effective Aug '07, GM only includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

2-1P
GM Car Deliveries – (United States)
June 2008

	June				(Calendar Year-to-Date)
					January - June
	2008	2007	% Chg Volume	% Chg per S/D	2008	2007	% Chg Volume
Selling Days (S/D)	24	27			24	27
Century	0	0	***.*	***.*	0	5	***.*
LaCrosse	2,651	3,814	-30.5	-21.8	21,170	23,121	-8.4
LaSabre	0	0	***.*	***.*	0	121	***.*
Lucerne	3,883	6,996	-44.5	-37.6	27,655	39,043	-29.2
Park Avenue	0	0	***.*	***.*	0	26	***.*
Buick Total	6,534	10,810	-39.6	-32.0	48,825	62,316	-21.6
CTS	4,626	3,988	16.0	30.5	31,990	23,952	33.6
DeVille	0	0	***.*	***.*	0	71	***.*
DTS	2,235	4,868	-54.1	-48.3	16,208	22,849	-29.1
STS	1,590	1,418	12.1	26.1	9,711	9,509	2.1
XLR	117	170	-31.2	-22.6	728	1,009	-27.8
Cadillac Total	8,568	10,444	-18.0	-7.7	58,637	57,390	2.2
Aveo	4,511	5,615	-19.7	-9.6	30,482	30,995	-1.7
Cavalier	0	0	***.*	***.*	0	57	***.*
Classic	0	0	***.*	***.*	0	17	***.*
Cobalt	20,888	17,180	21.6	36.8	114,250	96,437	18.5
Corvette	2,082	3,055	-31.8	-23.3	14,954	17,758	-15.8
Impala	16,671	35,849	-53.5	-47.7	138,952	180,390	-23.0
Malibu	13,650	7,872	73.4	95.1	88,575	67,499	31.2
Monte Carlo	56	1,698	-96.7	-96.3	690	11,313	-93.9
SSR	10	5	100.0	125.0	13	228	-94.3
Chevrolet Total	57,868	71,274	-18.8	-8.7	387,916	404,694	-4.1
Bonneville	0	0	***.*	***.*	0	130	***.*
G5	2,566	2,463	4.2	17.2	12,491	13,004	-3.9
G6	14,620	10,892	34.2	51.0	85,682	69,955	22.5
G8	1,536	0	***.*	***.*	6,270	0	***.*
Grand Am	0	0	***.*	***.*	0	99	***.*
Grand Prix	812	11,820	-93.1	-92.3	6,947	46,455	-85.0
GTO	33	406	-91.9	-90.9	52	3,487	-98.5
Solstice	1,688	1,882	-10.3	0.9	6,881	9,078	-24.2
Sunfire	0	0	***.*	***.*	0	39	***.*
Vibe	4,885	3,972	23.0	38.4	22,410	17,525	27.9
Pontiac Total	26,140	31,435	-16.8	-6.4	140,733	159,772	-11.9
9-2X	2	26	-92.3	-91.3	3	118	-97.5
9-3	1,442	3,185	-54.7	-49.1	8,631	11,918	-27.6
9-5	266	607	-56.2	-50.7	1,518	2,266	-33.0
Saab Total	1,710	3,818	-55.2	-49.6	10,152	14,302	-29.0
Astra	888	0	***.*	***.*	4,365	0	***.*
Aura	5,897	4,694	25.6	41.3	32,938	27,229	21.0
ION	38	4,779	-99.2	-99.1	307	28,347	-98.9
Saturn L Series	0	0	***.*	***.*	0	2	***.*
Sky	1,581	1,097	44.1	62.1	5,634	6,210	-9.3
Saturn Total	8,404	10,570	-20.5	-10.6	43,244	61,788	-30.0
GM Car Total	109,224	138,351	-21.1	-11.2	689,507	760,262	-9.3

3-1P
GM Truck Deliveries (United States)
June 2008

	June				(Calendar Year-to-Date)
					January - June
	2008	2007	% Chg Volume	% Chg per S/D	2008	2007	% Chg Volume
Selling Days (S/D)	24	27			24	27
Enclave	2,986	3,659	-18.4	-8.2	21,757	5,564	291.0
Rainier	9	374	-97.6	-97.3	105	3,720	-97.2
Rendezvous	10	944	-98.9	-98.8	22	14,328	-99.8
Terraza	92	732	-87.4	-85.9	454	4,255	-89.3
Buick Total	3,097	5,709	-45.8	-39.0	22,338	27,867	-19.8
Escalade	2,216	2,484	-10.8	0.4	12,328	16,809	-26.7
Escalade ESV	1,098	1,283	-14.4	-3.7	5,854	7,874	-25.7
Escalade EXT	399	601	-33.6	-25.3	2,401	4,021	-40.3
SRX	2,056	1,835	12.0	26.0	9,489	11,597	-18.2
Cadillac Total	5,769	6,203	-7.0	4.6	30,072	40,301	-25.4
Astro	0	0	***.*	***.*	0	25	***.*
C/K Suburban (Chevy)	5,549	5,546	0.1	12.6	27,921	38,547	-27.6
Chevy C/T Series	43	27	59.3	79.2	148	144	2.8
Chevy W Series	108	315	-65.7	-61.4	951	1,500	-36.6
Colorado	5,842	6,946	-15.9	-5.4	32,351	41,211	-21.5
Equinox	7,411	5,080	45.9	64.1	42,101	41,683	1.0
Express Cutaway/G Cut	1,092	1,909	-42.8	-35.6	6,714	9,152	-26.6
Express Panel/G Van	3,794	7,306	-48.1	-41.6	26,810	37,205	-27.9
Express/G Sportvan	2,727	1,696	60.8	80.9	7,751	9,071	-14.6
HHR	11,126	8,999	23.6	39.1	50,818	46,353	9.6
Kodiak 4/5 Series	758	882	-14.1	-3.3	4,050	4,985	-18.8
Kodiak 6/7/8 Series	309	206	50.0	68.8	976	1,320	-26.1
S/T Blazer	0	0	***.*	***.*	0	7	***.*
Tahoe	10,426	11,564	-9.8	1.4	52,193	71,114	-26.6
TrailBlazer	10,516	8,202	28.2	44.2	40,633	62,487	-35.0
Uplander	5,490	7,240	-24.2	-14.7	33,711	32,810	2.7
Venture	0	0	***.*	***.*	0	25	***.*
Avalanche	2,649	4,327	-38.8	-31.1	18,301	28,567	-35.9
Silverado-C/K Pickup	34,290	44,955	-23.7	-14.2	231,320	310,896	-25.6
Chevrolet Fullsize Pickups	36,939	49,282	-25.0	-15.7	249,621	339,463	-26.5
Chevrolet Total	102,130	115,200	-11.3	-0.3	576,749	737,102	-21.8

3-1P
GM Truck Deliveries (United States)
June 2008

	June				(Calendar Year-to-Date)
					January - June
	2008	2007	% Chg Volume	% Chg per S/D	2008	2007	% Chg Volume
Selling Days (S/D)	24	27			24	27
Acadia	4,197	7,006	-40.1	-32.6	38,269	35,270	8.5
Canyon	1,761	2,094	-15.9	-5.4	8,684	11,360	-23.6
Envoy	2,012	3,294	-38.9	-31.3	12,959	21,491	-39.7
GMC C/T Series	67	114	-41.2	-33.9	287	594	-51.7
GMC W Series	208	460	-54.8	-49.1	1,438	2,316	-37.9
Safari (GMC)	0	0	***.*	***.*	0	13	***.*
Savana Panel/G Classic	1,137	1,621	-29.9	-21.1	5,221	7,501	-30.4
Savana Special/G Cut	518	1,177	-56.0	-50.5	5,917	5,895	0.4
Savana/Rally	76	119	-36.1	-28.2	658	908	-27.5
Sierra	12,409	15,187	-18.3	-8.1	83,174	99,293	-16.2
Topkick 4/5 Series	1,761	1,889	-6.8	4.9	5,684	5,178	9.8
Topkick 6/7/8 Series	354	359	-1.4	10.9	2,173	2,272	-4.4
Yukon	3,814	4,240	-10.0	1.2	19,855	29,128	-31.8
Yukon XL	2,399	2,897	-17.2	-6.8	12,901	19,983	-35.4
GMC Total	30,713	40,457	-24.1	-14.6	197,220	241,202	-18.2
HUMMER H1	0	5	***.*	***.*	12	82	-85.4
HUMMER H2	417	945	-55.9	-50.4	3,753	5,899	-36.4
HUMMER H3	1,655	4,143	-60.1	-55.1	12,393	21,127	-41.3
HUMMER Total	2,072	5,093	-59.3	-54.2	16,158	27,108	-40.4
Other-Isuzu F Series	0	153	***.*	***.*	0	914	***.*
Other-Isuzu H Series	0	3	***.*	***.*	0	58	***.*
Other-Isuzu N Series	0	1,224	***.*	***.*	0	5,761	***.*
Other-Isuzu Total	0	1,380	***.*	***.*	0	6,733	***.*
Aztek	0	0	***.*	***.*	0	25	***.*
Montana	0	0	***.*	***.*	0	26	***.*
Montana SV6	32	140	-77.1	-74.3	64	1,013	-93.7
Torrent	2,230	2,108	5.8	19.0	11,957	14,589	-18.0
Pontiac Total	2,262	2,248	0.6	13.2	12,021	15,653	-23.2
9-7X	162	543	-70.2	-66.4	1,916	2,701	-29.1
Saab Total	162	543	-70.2	-66.4	1,916	2,701	-29.1
Outlook	1,625	3,869	-58.0	-52.7	13,060	16,563	-21.1
Relay	15	139	-89.2	-87.9	149	1,048	-85.8
VUE	8,868	7,108	24.8	40.4	45,752	46,222	-1.0
Saturn Total	10,508	11,116	-5.5	6.3	58,961	63,833	-7.6
GM Truck Total	156,713	187,949	-16.6	-6.2	915,435	1,162,500	-21.3

GM Production Schedule - 7/01/08

								Memo: Joint Venture
	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car [1]	Truck [1]	Total	GME [2]	GMLAAM [3]	GMAP [4]	Worldwide	Car	Truck

2008 Q2 # *	381	454	835	496	277	624	2,232	20	36	322
O/(U) prior
forecast	0	0	0	(13)	0	0	(13)	0	0	0

2008 Q3 #	456	444	900	380	310	600	2,190	21	34	304
O/(U) prior
forecast	15	(170)	(155)	(17)	0	0	(172)	1	0	0

	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car	Truck	Total	GME	GMLAAM	GMAP	Worldwide	Car	Truck
2002
1st Qtr.	600	753	1,353	456	131	65	2,005	11	11	NA
2nd Qtr.	688	865	1,553	453	141	74	2,221	15	17	NA
3rd Qtr.	568	740	1,308	408	132	87	1,935	19	20	NA
4th Qtr.	602	824	1,426	453	157	81	2,117	14	25	NA
CY	2,458	3,182	5,640	1,770	561	307	8,278	59	73	NA
2003
1st Qtr.	591	860	1,451	491	127	77	2,146	19	24	NA
2nd Qtr.	543	837	1,380	488	128	90	2,086	19	24	NA
3rd Qtr.	492	753	1,245	393	135	120	1,893	20	17	NA
4th Qtr.	558	827	1,385	446	157	133	2,121	16	20	NA
CY	2,184	3,277	5,461	1,818	547	420	8,246	74	85	NA
2004
1st Qtr.	525	820	1,345	473	159	296	2,273	19	19	247
2nd Qtr.	543	846	1,389	503	172	337	2,401	18	48	284
3rd Qtr.	463	746	1,209	411	185	314	2,119	16	43	261
4th Qtr.	466	811	1,277	442	200	386	2,305	17	47	324
CY	1,997	3,223	5,220	1,829	716	1,333	9,098	70	158	1,116
2005
1st Qtr.	470	712	1,182	502	185	335	2,204	16	51	286
2nd Qtr.	458	789	1,247	501	195	398	2,341	17	49	337
3rd Qtr.	423	723	1,146	412	207	409	2,174	15	50	199
4th Qtr.	483	798	1,281	443	188	420	2,332	14	68	197
CY	1,834	3,022	4,856	1,858	775	1,562	9,051	62	218	1,019
2006
1st Qtr.	496	759	1,255	494	194	472	2,415	18	50	246
2nd Qtr.	462	775	1,237	495	206	482	2,420	17	58	258
3rd Qtr.	417	633	1,050	374	215	433	2,072	12	48	202
4th Qtr.	446	661	1,107	443	215	509	2,274	11	43	260
CY	1,821	2,828	4,649	1,806	830	1,896	9,181	58	199	966
2007
1st Qtr.	399	664	1,063	511	222	544	2,340	15	35	287
2nd Qtr.	402	740	1,142	464	233	571	2,410	12	42	264
3rd Qtr.	367	653	1,020	396	251	489	2,156	11	39	252
4th Qtr.	358	684	1,042	457	253	627	2,380	11	45	323
CY	1,526	2,741	4,267	1,828	960	2,231	9,286	49	161	1,126
2008
1st Qtr.	360	525	885	493	243	612	2,233	12	42	336
2nd Qtr. # *	381	454	835	496	277	624	2,232	20	36	322
3rd Qtr. #	456	444	900	380	310	600	2,190	21	34	304

   *   Variance reported only if current production estimate by region differs from prior production  estimate by 5K units or more

#   Denotes estimate

All Numbers may vary due to rounding

1    GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and

     CAMI units included in GMNA Truck

 2    GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004

 3    GMLAAM includes GM Egypt joint venture from 2001 through current calendar year

4      GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM)

      and  Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM

      Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.

5   International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom

    Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.